Exhibit 10.1
FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT
     This First Amendment to Credit and Security Agreement (“Amendment”) is made as of this 2nd day of July, 2007, by and among OREXIGEN THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), those financial institutions listed on the signature pages hereto as the “Lenders” party to the Credit Agreement referenced below and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as “Administrative Agent” under the Credit Agreement referenced below.
BACKGROUND
     A. Borrower, Lenders and Administrative Agent are party to that certain Credit and Security Agreement dated as of December 15, 2006 (as it may heretofore have been and may hereafter be amended, modified, extended, supplemented, restated or replaced, the “Credit Agreement”) among Borrower and any other persons from time to time party thereto as a “Borrower”, Lenders and any other financial institutions or other entities from time to time party thereto as “Lenders” and Administrative Agent. All capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement. Pursuant to the Credit Agreement, Lenders extended a certain Term Loan to Borrowers as more particularly described therein. The Credit Agreement, all Financing Documents and all instruments, documents, and agreements related thereto or executed in connection therewith, together with all amendments, restatements, modifications, extensions, consolidations and substitutions, are sometimes referred to herein collectively as the “Existing Loan Documents.”
     B. Borrower has requested that Lenders agree to extend the draw period during which Borrowers are entitled to request, and Lenders (subject to all the terms and conditions of the Credit Agreement) are obligated to make, advances under the Term Loan, and Lenders have agreed to grant such request on and subject to the conditions and terms provided for in this Amendment.
     NOW THEREFORE, with the foregoing Background deemed incorporated by reference in this Amendment and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:
     1. AMENDMENTS.
          (a) Amendment to Extend Draw Period. Section 2.1(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
Term Loan Amounts. On the terms and subject to the conditions set forth herein, the Lenders hereby agree to make to Borrowers a term loan in an original principal amount equal to the Term Loan Commitment (“Term Loan”). Each Lender’s obligation to fund the Term Loan shall be limited to such Lender’s Term Loan Commitment Percentage, and no Lender shall have any obligation to fund any portion of any Term Loan required to be funded by any other Lender, but not so funded. No Borrower shall have any right to reborrow any portion of the Term Loan that is repaid or prepaid from time to time. The Term Loan may be funded in multiple advances in an aggregate amount not to exceed the Term Loan Commitment, but no advances under the Term Loan shall be made after December 31, 2007, and any portion of the Term Loan Commitment not funded as of the close of business on such December 31, 2007 shall thereupon automatically be terminated and the Term Loan Commitment Amount of each Lender as of such date shall be reduced by such Lender’s Pro Rata Share of such total reduction in the Term Loan Commitment. Lenders shall have no obligation to make more than one (1) advance in respect of the Term Loan per calendar month and Lenders shall have no obligation to make any advance of the Term Loan that is less than $1,000,000 (other than any final disbursement). Borrowers shall deliver to Administrative Agent a Notice of Borrowing with respect to each proposed Term Loan advance, such Notice of Borrowing to be delivered no later than 2:00 PM (Chicago time) two (2) Business Days prior to such proposed borrowing.
          (b) Amendment to Adjust Amortization for Advances Taken During Extended Draw Period. Schedule 2.1 attached to the Credit Agreement shall be amended and restated in its entirety and replaced with the new Schedule 2.1 attached as Exhibit A to this Amendment.
     2. EFFECTIVENESS CONDITIONS. This Amendment is conditioned upon the satisfaction of each of the conditions (“Effectiveness Conditions”) set forth below (as determined by Administrative Agent in its reasonable discretion):
          (a) Execution and delivery of this Amendment by the parties hereto;
          (b) Delivery by Borrower of certified copies of resolutions of Borrower’s board of directors authorizing the execution of this Amendment and performance by Borrower of its obligations hereunder; and
          (c) Payment by Borrower to Administrative Agent of any and all costs, fees and expenses of Lenders and Administrative Agent, including attorneys’ fees, in connection with this Amendment and the transactions contemplated hereby.
     3. REPRESENTATIONS AND WARRANTIES. Borrower represents, warrants and acknowledges to Administrative Agent and Lenders as follows:
          (a) The execution, delivery and performance by Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any Governmental Authority and do not violate, conflict with, cause a breach or a default under or result in the imposition of any Lien on any of the property of Borrower pursuant to (a) any Law applicable to Borrower or any of its Organizational Documents, or (b) any agreement or instrument binding upon Borrower or by which Borrower’s property is bound , except for such violations, conflicts, breaches or defaults as could not, with respect to this clause (b), reasonably be expected to have a Material Adverse Effect. This Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles; and
          (b) No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment.
     4. REAFFIRMATION OF EXISTING LOAN DOCUMENTS AND EXISTING LIENS. Borrower hereby confirms and ratifies in all respects the Existing Loan Documents and the Obligations outstanding thereunder, and acknowledges that the Existing Loan Documents shall continue in full force and effect as therein written except as amended or modified hereby and that no claims, counterclaims, offsets or defenses arising out of or with respect to the Existing Loan Documents or the outstanding Obligations exist. All references to the Credit Agreement in any Financing Document shall mean the Credit Agreement as modified by this Amendment. Borrower hereby confirms and restates its existing grant to Administrative Agent for the benefit of Administrative Agent and Lenders of all Liens in the Collateral as provided for in the Credit Agreement, the other Security Documents and the other Existing Loan Documents. Borrower hereby confirms that all Liens at any time granted by it to Administrative Agent for the benefit of Administrative Agent and Lenders continue and shall continue in full force and effect and do and shall continue to secure the Obligations, including any additional advances made pursuant to this Amendment, so long as any such Obligations remain outstanding and that all Collateral subject thereto remain free and clear of any Liens other than (i) those in favor of Administrative Agent for the benefit of Administrative Agent and Lenders, and (ii) Liens expressly permitted in the Existing Loan Documents and exhibits thereto. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Administrative Agent’s existing Liens upon the Collateral.
     5. CONFIRMATION OF INDEBTEDNESS. Borrower confirms and acknowledges that as of the date hereof, Borrower is indebted to Lenders and Administrative Agent under the Credit Agreement and the other Existing Loan Documents in the aggregate principal amount of $9,444,444.44 with respect to the Term Loan, plus all accrued and unpaid interest thereon at the applicable rate(s) provided for under the Credit Agreement, plus any and all accrued and unpaid fees at the applicable rate(s) provided for under the Credit Agreement and the other Financing Documents (if any), plus any and all unpaid costs and expenses (including attorneys’ fees) incurred to date in connection with the Credit Agreement and the other Financing Documents and payable by Borrower as and to the extent provided for in the Credit Agreement and the other Financing Documents, which amounts are absolutely and unconditionally and jointly and severally owing by Borrowers without defense, setoff, claim, counterclaim or deduction of any nature and Borrower hereby confirms that no such defense, setoff, claim, counterclaim or deduction of any nature exists with respect to any of its respective Obligations under the Credit Agreement and the other Existing Loan Documents.
     6. RELEASE. Borrower, by signing below, acknowledges and agrees that it has no actual or potential claim or counterclaim or cause of action against Administrative Agent or any Lender relating to the Credit Agreement or any other Existing Loan Documents and/or the Obligations of Borrower arising thereunder or related thereto arising on or before the date hereof. As further consideration for the amendments and accommodations granted by Administrative Agent and Lenders under and set forth in this Amendment, Borrower hereby waives and releases and forever discharges Administrative Agent and each Lender, and the respective officers, directors, attorneys, agents, professionals and employees of Administrative Agent and each Lender (all collectively the “Releasees”) from any liability, damage, claim, loss or expense of any kind that Borrower had, may now have or may hereafter have against any one or more of the Releasee(s) arising out of or relating to this Amendment, the Credit Agreement or any other Existing Loan Document and/or the transactions described therein or contemplated thereby and/or the Obligations of Borrower arising thereunder or therefrom or relating thereto and/or any actual or alleged actions, conduct, inaction or omission on the part of any Releasee(s) in connection with the foregoing, to the extent arising or occurring on or before the date hereof. Borrower hereby further agrees and covenants not to sue any of the Releasees for any matter released or discharged by the foregoing, and not to bring any such cause of action against any Releasee at any time in the future.
     7. MISCELLANEOUS
          (a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts (including by facsimile or email transmission of executed signature pages hereto), each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.
          (b) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
          (c) No Third Party Beneficiaries; Indemnity. No rights are intended to be created under this Amendment for the benefit of any third-party not party hereto, including without limitation any donee, creditor, incidental beneficiary or equity holder or other affiliate of any Borrower. Each Borrower now or hereafter party to the Credit Agreement (as modified by this Amendment) hereby agrees to indemnify Administrative Agent and each Lender from and against all losses, costs, expenses, demands and damages whatsoever which Administrative Agent or such Lender (as applicable) may suffer or incur in respect of any claims which have or may be brought by any third party relating to this Amendment, the Existing Loan Documents or the transactions contemplated hereby or thereby. This indemnity shall continue in full force and effect after the termination of this Amendment, the Credit Agreement and the other Existing Loan Documents and notwithstanding the completion of the other matters referred to in this Amendment. This indemnification is in addition to and shall not limit any other indemnification agreement between Borrowers and Administrative Agent and Lenders, and shall be included within the Obligations.
          (d) Integrated Agreement. This Amendment shall be deemed incorporated into and made a part of the Existing Loan Documents. The Existing Loan Documents and this Amendment shall be construed as integrated and complementary of each other, and as augmenting and not restricting Administrative Agent’s and/or Lenders’ rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.
          (e) Non-Amendment. No omission or delay by Administrative Agent and/or any Lender in exercising any right or power under this Amendment, or the Existing Loan Documents or any related agreement will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no further amendment or waiver will be valid unless in writing and then only to the extent specified. Administrative Agent’s and Lenders’ rights and remedies are cumulative and concurrent and may be pursued singly, successively or together.
          (f) Headings. The headings of any paragraph of this Amendment are included for convenience of reference only and shall not be given any substantive effect.
          (g) Survival. All warranties, representations and covenants made by Borrowers herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by them or on their behalf under this Amendment, shall be considered to have been relied upon by Administrative Agent and Lenders. All statements in any such certificate or other instrument shall constitute warranties and representations by the respective Borrowers hereunder. All warranties, representations, indemnities and covenants made by Borrowers hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.
          (h) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action, as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.
          (i) Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, provided that, no Borrower may assign, delegate or otherwise transfer any of its rights or other obligations hereunder without the prior written consent of Administrative Agent and each Lender.
          (j) Time of the Essence. Time is of the essence with respect to the performance by Borrowers of all of their obligations, undertakings, liabilities and duties under this Amendment.
          (k) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
          (l) Governing Law. THIS AMENDMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS,

WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER NOW OR HEREAFTER PARTY TO THE CREDIT AGREEMENT (AS MODIFIED BY THIS AMENDMENT) HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN CHICAGO, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER NOW OR HEREAFTER PARTY TO THE CREDIT AGREEMENT (AS MODIFIED BY THIS AMENDMENT) EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER NOW OR HEREAFTER PARTY TO THE CREDIT AGREEMENT (AS MODIFIED BY THIS AMENDMENT) HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
          (m) Jury Trial. EACH BORROWER NOW OR HEREAFTER PARTY TO THE CREDIT AGREEMENT (AS MODIFIED BY THIS AMENDMENT), ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE EXISTING LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER NOW OR HEREAFTER PARTY TO THE CREDIT AGREEMENT (AS MODIFIED BY THIS AMENDMENT), ADMINISTRATIVE AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT AND THE OTHER EXISTING LOAN, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER NOW OR HEREAFTER PARTY TO THE CREDIT AGREEMENT (AS MODIFIED BY THIS AMENDMENT), ADMINISTRATIVE AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
[Signatures on Following Page]
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.
BORROWER:
OREXIGEN THERAPEUTICS, INC.
By: /s/ Graham Cooper
Name: Graham Cooper
Title: Chief Financial Officer
AGENT:
MERRILL LYNCH CAPITAL,
a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and a Lender
By: /s/ William D. Gould
Name: William D. Gould
Title: Director
LENDERS:
MERRILL LYNCH CAPITAL,
a division of Merrill Lynch Business Financial Services Inc., as sole Lender
By: /s/ William D. Gould
Name: William D. Gould
Title: Director
[Signature Page 1 of 1 to First Amendment to Merrill Lynch/Orexigen Credit and Security Agreement]

EXHIBIT A TO FIRST AMENDMENT TO MERRILL LYNCH/OREXIGEN CREDIT AGREEMENT
New Schedule 2.1 to Credit Agreement
See Attached

Schedule 2.1 — Amortization Schedule
     Commencing on the first day of the first calendar month following the date of each advance under the Term Loan, and in the case of each such advance continuing on the first day of each calendar month thereafter, Borrowers shall pay to Administrative Agent as a principal payment under each Term Loan advance outstanding an amount equal to the “Amortization Payment” (defined below) as an amortization payment in respect of each advance under the Term Loan. The term “Amortization Payment” means the principal payment based upon a thirty-six (36) month straight-line amortization of equal monthly principal payments; provided that, in the case of any Term Loan advance requested by Borrowers and made by Lenders on or after July 1, 2007, “Amortization Payment” shall mean a principal payment based upon a straight-line amortization of equal monthly principal payments over the number of months equal to the number of full calendar months (beginning with the first full calendar month beginning after the date of such advance) between the date of such advance and June 30, 2010 (for example, the number of months in the amortization schedule for an advance made on August 15, 2007 would be thirty-four (34)).